EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES THE REFINANCING OF THE
PARK HYATT BEAVER CREEK RESORT & SPA

DALLAS – February 3, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced that it has successfully refinanced its mortgage loan for the 190-room Park Hyatt Beaver Creek Resort & Spa in Beaver Creek, Colorado which had a final maturity date in April 2022. The financing addressed the Company’s only final debt maturity in 2022.
The new, non-recourse loan totals $70.5 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 2.86%.
“The debt capital markets for well-located, performing lodging assets are attractive and appear to have recovered back to previous levels. We are very pleased to be able to refinance this loan at approximately the same interest rate as our previous loan,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer.
Robert Douglas, a real estate advisory firm that specializes in providing capital solutions in the hospitality industry, assisted Braemar with this transaction.
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.